US-DOCS\151636974.2 FIRST AMENDMENT TO SYSTEM1, INC. 2024 STOCK APPRECIATION RIGHTS PLAN THIS FIRST AMENDMENT (this “First Amendment”) to the System1, Inc. 2024 Stock Appreciation Rights Plan is made and adopted by the Board of Directors (the “Board”) of System1, Inc., a Delaware corporation (the “Company”), effective as of June 28, 2024 (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below). RECITALS WHEREAS, the Company maintains the System1, Inc. 2024 Stock Appreciation Rights Plan (the “Plan”); WHEREAS, pursuant to Section 4(d) of the Plan, the Board has the authority to amend the Plan from time to time; and WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein. NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date: AMENDMENT 1. Section 3(e)(i) of the Plan is hereby deleted and replaced in its entirety with the following: “i. General. Each Award of Stock Appreciation Rights granted under the Plan shall vest and become exercisable as follows, subject to and conditioned upon the applicable Participant’s continued status as a Service Provider through the applicable Vesting Date (as defined below): 1. Twenty-five percent (25%) of the Stock Appreciation Rights subject to the Award (the “Tranche I SARs”) shall vest if the Company’s Adjusted EBITDA for any trailing twelve (12)-month period concluding on or after the applicable date of grant equals or exceeds $50,000,000; 2. Twenty-five percent (25%) of the Stock Appreciation Rights subject to the Award (the “Tranche II SARs”) shall vest if the Company’s Adjusted EBITDA for any trailing twelve (12)-month period concluding on or after the applicable date of grant equals or exceeds $60,000,000; 3. Twenty-five percent (25%) of the Stock Appreciation Rights subject to the Award (the “Tranche III SARs”) shall vest if the Company’s Adjusted EBITDA for any trailing twelve (12)-month period concluding on or after the applicable date of grant equals or exceeds $70,000,000; and 4. The remaining twenty-five percent (25%) of the Stock Appreciation Rights subject to the Award (the “Tranche IV SARs”) shall vest if the Company’s Adjusted EBITDA for any trailing twelve (12)-month period

US-DOCS\151636974.2 concluding on or after the applicable date of grant equals or exceeds $80,000,000.” 2. This First Amendment shall be and is hereby incorporated into and forms a part of the Plan. 3. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect. [Signature page follows]

US-DOCS\151636974.2 * * * I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of System1, Inc. on June ___, 2024. Executed on this _____ day of _________, 2024. By: _____________________________ Name: ________________________ Title: _________________________ July15th 28 CFO Tridi Kidambi